Exhibit 10.9

                            STOCK PURCHASE AGREEMENT

        This Agreement is entered into on the 21st day of November, 199S by and between Heart Labs of America, Inc., a Florida Corporation ("HLOA") and Westmark Group Holdings, Inc., a Colorado Corporation ("WGHI"). HLOA and WGHI mutually covenant and agree as follows:

                                    ARTICLE I

                    ACQUISITION DATES AND PERFORMANCE EVENTS

        1.1 STOCK PURCHASE. HLOA covenants and agrees to purchase 1,298,388 shares of unregistered common stock of WGH1 on or before November 27,1995 ("Closing Date").

        1.2 CONSIDERATION. Prior to the Closing Date HLOA will convey, assign and tranfer to WGHI the following:

                (a) $150,000 in certified funds on November 21, 1995.

                (b) $200,000 in certified funds on November 22, 1995.

                (c) $200,000 in certified funds on November 27,1995.

                (d) HLOA medical laboratory with a value of $160,000 more paticularly described in Exhibit "A" which is attached hereto and by this reference made a part hereof.

                (e) HLOA warrants for the benefit of WGHI shareholders more particularly described in Exhibit "B" which is attached hereto and by this reference made a part hereof.

                (f) Promissory Note from HLOA to WGHI in the sum of $500,000 payable in certified funds no later than December 31, 1995. Said note shall be secured by rea] property owned by HLOA and more paticularly described in Exhibit "C" which is attached hereto and by this reference made a part hereof.

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                (g) Two Hundred Thousand (200,000) shares of $10.00 par value unregistered convertible preferred stock of HLOA. Said shares shall be deemed to be validly issued, fully paid and non-assessable. Said preferred shares may be converted to common stock of HLOA at any time within ten years after issuance, valuing each preferred share at $10.00 for puposes of conversion into shares of common stock of HLOA at a price per share based on the average of the bid and asked closing prices of HLOA common stock for the thirty days prior to the election to convert as certified by NASDAQ. In the event of the liquidation of HLOA prior to conversion of the preferred shares, said preferred shares will have preference over all common shares of HLOA.

        1.3 CLOSING DATE. Upon receipt of the consideration herein above set forth WGHI shall convey, transfer and assign to HLOA 1,298,388 shares of unregistered WGHI common stock. Said shares shall be validly issued, fully paid and non-assessable.

        1.4 REGISTRATION. HLOA and WGHI covenant and agree that each will diligently pursue the registration of all shares including the common shares underlying the warrants and the preferred stock to be conveyed by one party to the other so that the registration of said shares will be effective by April 30, 1996. Each party shall file all required documentation with the Securities and Exchange Commission including, but not limited to, a registration statement within 30 days after the Closing Date.

        1.5 TERMINATIONS, RESIGNATIONS AND BOARD MEMBERSHIP. Upon the timely completion of the performance events set forth in paragraphs 1.1, 1.2, and 1.3, Michael F. Morrell, Albert Gardner and Linda Moore will execute termination agreements including severance compensation and resignations as officers of WGHI. ln addition thereto, Michael F. Morrell will resign as Chairman and as a member of the Board of Directors of WGHI. Each resignation shall be expressly conditioned upon the execution of termination agreements between WGHI and Michael F. Morrell, Albert Gardner and Linda Moore. HLOA covenants and agrees to guarantee the performance of each termination agreement. Said termination agreements shall be attached hereto marked Exhibits "D", "E", and "F" and by this reference made a part hereof. WGHI agrees to appoint two interim members of the Board of Directors of WGHI selected by HLOA including a

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replacement for Michael F. Morrell.  The interim directors shall serve until the next annual meeting of shareholders of WGHI together with Albert Gardner and Roy Cox.

        1.6 ANTI-DILUTION. From and after the closing dates herein set forth, HLOA shall be entitled to a share adjustment in the event of the issuance of additional shares of WGHI stock, stock dividends, stock splits or any merger or consolidation causing the dilution of outstanding shares of common stock of WGHI. The purpose of said share adjustment shall be to provided HLOA with the same percentage of the issued shares both before and after an event as described hereinabove. No share adjustment shall occur with respect to the stock issuances set fort in Exhibit "G" which is atached hereto and by this reference made a part hereof.

        1.7 CONFIDENTIALITY. Except as may be required by law, the parties will not disclose or use, and will cause their respective officers, directors, employees, representatives and agents not to disclose or use, any information concerning either WGHI or HLOA furnished by or on behalf of the parties in connection with the Acquisition Agreement except disclosure and use among themselves for the purpose of evaluating the Acquisition Agreement.

        1.8 RELATED PARTY TRANSACTIONS. WGHI and HLOA acknowledge that certain principles of each party have been and now are jointly involved in various business transactions. Said related party transactions are more particularly described in Exhibit "H" which is attached hereto and by this reference made a part hereof.

                                   ARTICLE II

                  COVENANTS, REPRESENTATIONS AND WARRANTIES OF
                              HEART LABS OF AMERICA

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        2.1 LEGAL STATUS OF CORPORATION. HLOA is a corporation fully organized, validly existing and in good standing under the laws of the State of Florida with corporate power to own property and carry on its business as it is now being conducted.

        2.2 QUALIFICATION. HLOA is duly qualified to transact business as a foreign corporation in all jurisdictions where the failure to so qualify would have a material adverse effect on its business or properties.

        2.3 LICENSES. HLOA has all franchises, licenses, permits, certificates and other governmental approvals necessary to enable it to carry on its business in all material respects as presently conducted.

        2.4 AUTHORITY OF HLOA. All necessary corporate action has been taken by HLOA to authorize the execution, delivery and performance by HLOA of this Agreement. This Agreement is the legal, valid and binding obligation of HLOA, enforceable against HLOA in accordance with its terms subject as to enforcement only as to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws of general application relating to or affecting the rights of creditors generally and to general equitable principles.

        2.5 CORPORPATE DOCUMENTS. Copies of the Articles of lncorporation, all amendments thereto and Bylaws of HLOA certified by its secretary as true, correct and complete copies will be delivered to WGHI upon writen request.

        2.6 ACQUISITION FOR INVESTMENT. HLOA is acquiring the shares of capital stock of WGHI for investment and not with a view to or for sale in connection with any distribution thereof.

        2.7 TITLE OF ASSETS AND AUTHORITY. On the date(s) of closing, HLOA will be the owners of all interest, both legal and equitable, of the assets to be transferred to WGHI free and clear of any liens, restrictions, encumbrances, charges, claims and rights of others except as set forth in Exhibit "I" which is attached hereto and incorporated herein, with full power, right and authority to sell and deliver the assets to WGHI pursuant to this Agreement. Upon delivery of said assets, Westmark will receive title

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thereto free and clear of all liens, encumbrances, restrictions, charges, claims and rights whatsoever except as set forth above. All requisite corporate action has been taken by HLOA to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby. This Agreement is the legal valid and binding obligation of HLOA.

        2.8 COMPLIANCE WITH APPLICABLE LAWS. The business of HLOA is not being conducted in violation of any statute, regulation, ordinance or other law applicable to HLOA, except for violations which would not either individually, or in the aggregate, result in a material adverse change in the financial condition or business of HLOA.

        2.9 LITIGATION. HLOA warrants that there are no:

                (a) Claims made or pending or threatened against or affecting HLOA.

                (b) Actions, proceedings or investigations pending or threatened against or affecting HLOA in any court or before or by any federal, state, municipal or any other govemmental agency or instrumentality.

                (c) Orders, writs, injunctions or decrees of any court or any govemmental agency or instumentality against or affecting HLOA which might result in any material adverse changes in its assets, business operation or conditions, financial or otherwise. HLOA is in compliance with all laws and regulations and all orders and decrees applicable to it or its business or assets.

        2.10 MATERIAL ADVERSE CHANGE. HLOA warrants that there have not been any material adverse changes in the financial condition or business of HLOA since the date of the September 30, 1995 financial statements.

        2.11 FINANCIAL STATEMENTS. HLOA hereby acknowledges that it has received and reviewed current financial statements of WGHI including but not limited to December 31, 1993 1OK, December 31, 1994 1OK, March 31, 1995 10Q, June 30, 1995
10Q and September 30, 1995 10Q. WGHI

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warrants that said financial statements are true and correct and have been prepared in conformity with generally accepted accounting principles. WGHI further warrants that the book values of the assets shown on the aforementioned financial statements correspond substantially to the value of such assets for federal income tax purposes.

                                   ARTICLE III

                  COVENANTS, REPRESENTATIONS AND WARRANTIES OF
                         WESTMARK GROUP HOLDlNGS, INC.

        3.1 LEGAL STATUS. WGHI is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado with corporate power to own property and carry on its business as it is now being conducted.

        3.2 QUALIFICATION. WGHI is duly qualified to transact business as a foreign corporation in all jurisdictions where the failure to so qualify would have a material adverse effect on its business or properties.

        3.3 LICENSES. WGHI has all franchises, licenses, permits, certificates and other governmental approvals necessary to enable it to carry on its business in all material respects as presently conducted.

        3.4 AUTHORITY OF WGHI. All necessary corporate action has been taken by WGHI to authorize the execution, delivery and performance by WGHI of this Agreement. This Agreement is the legal, valid and binding obligation of WGHI, enforceable against WGHI in accordance with its terms subject as to enforcement only as to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws of general application relating to or affecting the rights of creditors generally and to general equitable principles.

        3.5 CORPORATE DOCUMENTS. Copies of the Articles of Incorporation, all amendments thereto and Bylaws of WGHI certified by its

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secretary as true, correct and complete copies will be delivered to HLOA upon written request.

        3.6 ACQUISITION FOR INVESTMENT. WGHI is acquiring the shares of capital stock of HLOA for investment and not with a view to or for sale in connection with any distribution thereof.

        3.7 TITLE TO SHARES AND AUTHORITY. On the date of closing, WGHI will be the owners of all interest, both legal and equitable, of the shares to be transferred to HLOA free and clear of any liens, restictions, encumbrances, charges, claims and rights of others, with full power, right and authority to sell and deliver the shares to HLOA pursuant to this Agreement. Upon delivery of said shares, HLOA will receive title thereto free and clear of all liens, encumbrances, restictions, charges, claims and rights whatsoever. All requisite corporate action has been taken by WGHI to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby. This Agreement is the legal valid and binding obligation of WGHI.

        3.8 COMPLIANCE WITH APPLICABLE LAWS. The business of WGHI is not being conducted in violation of any statute, regulation, ordinance or other law applicable to WGHI, except for violations which would not either individually, or in the aggregate, result in a material adverse change in the financial condition or business of Westmark.

        3.9 FINANCIAL STATEMENTS. WGHI hereby ackowledges that it has received and reviewed current financial statements of HLOA including but not limited to December 31, 1993 1OK, December 31, 1994 1OK, March 31, 1995 10Q, June 30, 1995
10Q and September 30, 1995 10Q. HLOA warrants that said financial statements are true and correct and have been prepared in conformity with generally accepted accepted accounting principles. HLOA further warrants that the book values of the assets shown on the aforementioned financial statements correspond substantially to the value of such assets for federal income tax purposes.

        3.10 LITIGATION. WGHI warrants that other than as disclosed in current filings with the Securities and Exchange Commission, there are no:

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                (a) Claims made or pending or threatened against or affecting
WGHI.

                (b) Actions, proceedings or investigations pending or threatened against or affecting WGHI in any court or before or by any federal, state, municipal or any other governmental agency or instrumentality.

                (c) Orders, writs, injunctions or decrees of any court or any governmental agency or instrumentality against or affecting Westmark which might result in any material adverse change in its assets, business operations or conditions, financial or otherwise. WGHI is in compliance with all laws and regulaions and all orders and decries applicable to it or its business or assets.

        3.11 MATERIAL ADVERWSE CHANGE. WGHI warrants that there have not been any material adverse changes in the financial condition or business of WGHI since the date of the September 30, 1995 10Q except as follows:

                (a) The proposed Greentree acquisition did not close on November 7, 1995 but ongoing discussions regarding the acquisition will continue between WGHI and Greentree Mortgage Company.

                (b) WGHI has received but not responded to additional comments from the Securities and Exchange Commission but anticipates filing a second amendment to the registration statement currently on file with the Securties and Exchange Commission.

                (c) WGHT entered into a consulting agreement ("Fixaris Consulting Agreement") to commence on January 1, 1996.

                                   ARTICLE IV

                CONDITIONS PRECEDENT TO OBLIGATlONS OF WESTMARK

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        4.1 The Obligations of WGHI to deliver its shares of common stock hereunder shall be subject to the following conditions precedent, the non-occurrence of which, unless waived by WGHI, shall relieve it from all performance under this Agreement:

                (a) REPRESENTATIONS AND WARRANTIES; PERFORMANCE OF OBLIGATIONS. The representations and warranties made by HLOA in this Agreement shall be true and correct in all material respects on the Closing Date(s) with the same force and effect as if they have been made on and as of such date(s), subject only to changes contemplated by this Agreement, and there shall have been no material adverse change in the financial condition of HLOA from that reflected on September 30, 1995 financial statements or the schedules attached thereto. HLOA has performed all covenants and obligations and observed all conditions in all material respects herein required to be performed or observed by them on or prior to the Closing Date(s).

                (b) CERTIFICATE OF OFFICER. HLOA shall have furnished WGHI with a Certificate of its respective President or Vice President to evidence compliance with the conditions set forth hereinabove.

                (c) OPINION OF COUNSEL. Westmark shall have received an opinion from counsel for HLOA dated the Closing Date(s) in a form acceptable to WGHI.

                (d) CONSENTS, WAIVERS AND AUTHORIZATIONS. All consents, waivers and authorizations including government consents, waivers or authorizations necessary or appropriate for the consummation of the transactions contemplated by this Agreement shall have been obtained and shall be in form and substance satisfactory to WGHI.

                                    ARTICLE V

          CONDITIONS PRECEDENT TO OBLIGATION OF HEART LABS OF AMERICA


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        5.1 The obligations of HLOA to perform this Agreement are subject to the fulfillment, to its reasonable satisfaction, on or prior to the Closing Date(s) of the conditions hereinafter set forth:

                (a) REPRESENTATIONS AND WARRANTIES: PERFORMANCE OF OBLIGATIONS. The representations and waranties made by WGHI in this Agreement delivered hereunder shall be true and correct in all material respects on the Closing Date(s) with the same force and effect as if they have been made on and as of such date, subject only to changes contemplated by the Agreement.

                (b) CERTIFICATE OF OFFICER. WGHI shall have furnished a certificate of its President or a Vice President to evidence compliance with the conditions set forth hereinabove.

                (c) OPINION OF COUNSEL. HLOA shall have received an opinion of counsel to WGHI, dated the Closing in a form acceptable to WGHI.

                (d) CONSENTS, WAIVERS AND AUTHORIZATIONS. All consents, waivers and authorizations including any govemmental consents, waivers and authorizations shall be form and substance satisfactory to HLOA necessary or appropriate for the consummation of the transactions contemplated by this Agreement.

                                   ARTICLE VI

                           CONSUMMATION OF TRANSACT1ON

        6.1 CONSIDERATION. On or before the closing date the parties shall cause the delivery of the assets provided for herein.

        6.2 EXPENSES. Each of the parties hereto shall pay that parties own expenses incident to the preparation of this Agreement and the consummation of the transaction contemplated hereby.

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                                   ARTICLE VII

                       ACKNOWLEDGEMENTS AND UNDERSTANDINGS

        7.1 RECEIPT OF INFORMATION. WGHI and HLOA mutually acknowledge that each company has received all information necessary or appropriate for determining whether to acquire assets in the other company. HLOA and WGHI acknowledge that they have had an opportunity to ask questions and receive answers from the other company and its officers and employees regarding the terms and conditions of the Acquistion Agreement and regarding the business, financial affairs and other aspects of the other company and further have had the opportunity to obtain any information (to the extent either company possesses or can acquire such information without unreasonable effort or expense) which each company deems necessary to evaluate the investment and to verify the accuracy of information otherwise provided.

        7.2 INVESTMENT FOR OWN ACCOUNT. WGHI and HLOA mutually acknowledge that the acquisition as hereinabove set forth will be solely for the account of the company so acquiring and not for the account of any other person or with a view toward any resale, fractionalized division or distribution thereof.

        7.3 RESTRICTIONS ON TRANSFERABILITY. WGHI and HLOA mutually acknowledge and understand that the shares acquired by each company are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act of 1933, as amended, and the applicable State Securities Laws, pursuant to registration or exemption therefrom. WGHI and HLOA are aware that each company may be required to bear the financial risks of this investment for an indefinite period of time. The shares provided for herein have not been registered or qualified for sale or resale under the Securities Act of 1933 or under the Securities Laws of certain states. Accordingly, the shares are not

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freely tradable and must be held indefinitely or until such time, if ever, as such shares are either registered or qualifed under applicable law or transfer may be made, in the opinion of the counsel to the company, pursuant to an exemption therefrom.

        7.4 INVESTMENT EXPERIENCE. WGHI and HLOA represent that each has sufficient knowledge and experience in financial and business matters to evaluate the merits and risks of the proposed Acquisition Agreement and each company represents that it has invested in or had experience with investing in high yield/high risk investment vehicles and private placements of securities. WGHI and HLOA further achowledge that each company understands that an investment in securties may involve substantial risk of loss on the investment and each company is able to bear the full economic risk of the investment including the loss of the entire investment. WGHI and HLOA further acknowldge that each company understands that the shares acquired by each company are not freely tradeable and may not be transferred without compliance with Federal and State Securities Laws and that said shares are also subject to resale restrictions due to the fact that said shares are not registered with any State Securities Commission or United States Securities and Exchange Commission.

                                  ARTICLE VIII

                         INTERPRETATlON AND ENFORCEMENT

        8.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All of the representations and warranties contained herein, in the exhibits or in any certificates or other documents delivered pursuant hereto, shall not be deemed to be waived or otherwise affected by any prior knowledge of, or any investigation made by or on behalf, any party hereto. Each and every representation and warranty contained herein shall survive the Closing Date for a period of twelve months. Each covenant and each indemnification provision contained herein shall survive Closing and remain in full force and effect in accordance with its terms untill the obligaions arising thereunder have been fully performed and discharged.

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        8.2 NOTICES. Any notice or other communication required or permitted hereunder shall be deemed to be properly given at the time of receipt if delivered personally or three (3) days after mailing if mailed in the United States by certified or registered mail postage prepaid, return receipt requested, provided such communication is addressed as follows:

                (a) If to WGHI:

                    Westmark Group Holdings, Inc.
                    355 NE 5th Avenue, Suite 4 Delray
                    Beach, Florida 33483

                    and

                    Harry C. Coollidge
                    Attorney at Law
                    1260 41st Avenue, Suite N
                    Capitola, California 95010

                (c) If to HLOA:

                    Heart Labs of America
                    2650 North Military Trail, Suite 230
                    Boca Raton, Florida 33431

        In the event any party shall designate a different address by notice to the other parties given as above provided at least five (5) days prior to the mailing of a notice by the other, said communication shall be forwarded to the last address so designated.

        8.3 ENTIRE AGREEMENT AND COUNTERPARTS. This Agreement contains the entire Agreement between the parties with respect to the transaction contemplated hereby. It may be executed in any number of

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counterparts, each of which shall be deemed an original but such counterparts together constitute only one and the same instrument.

        8.4 CONSTRUCTION. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any jurisdiction other than the State of Florida.

        8.5 WAIVER OR MODIFICATION. This Agreement may be modified, amended, superseded or canceled, and compliance with any of the terms, provisions, covenants, representations, warranties and commissions thereof may be waived only by written instrument executed by all parties hereto, or, in the case of a waiver, by the party waiving compliance. Such waivers or warranties and commissions shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

        8.6 SUCCESSORS AND ASSIGNEES. This Agreement shall be binding upon and inure to the benefit of WGHI and its successors and permitted assigns and HLOA and their successors and permitted assigns. No party may assign either this Agreement or any of his or its rights, interests or obligations hereunder without the prior written approval of the other party.

        8.7 PUBLICITY. No press release or public disclosure, written or oral, of the transactions contemplated by this Agreement shall be made by any of the parties hereto without the written consent of both parties and until the parties have issued a press release or otherwise publicly disclosed the transactions. This prohibition shall not apply to any disclosure required by law.

        8.8 ATTORNEY'S FEES. ln the event of any action or proceeding arising out of or pertaining to this Agreement or the enforcement thereof, the prevailing party shall be entitled to reasonable attorneys' fees in addition to any other relief provided by law.

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        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Westmark Group Holdings,Inc.            Heart Labs of America, Inc.

By:       NEED NAME                     By:     NEED NAME
Name:                                   Name:
Title:                                  Title:

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